UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Directors

On February 9, 2016, the Board of Directors of Prudential Financial, Inc. (the “Company”) elected Peter Rupert Lighte, George Paz and Michael A. Todman as independent directors. The appointments of Mr. Lighte and Mr. Todman are effective on March 8, 2016, and the appointment of Mr. Paz is effective on March 9, 2016. The Board has not determined on which committees the new directors will serve. Each new director is entitled to receive compensation as a non-employee director as described in the Non-Employee Director Compensation Summary included as Exhibit 10.21 to the Company’s 2014 Annual Report on Form 10-K. A news release announcing their election is attached as Exhibit 99.1.

2016 Annual Incentive Program

Attached as Exhibit 10.1 and incorporated herein by reference are the Annual Incentive Payment Criteria for Executive Officers relating to annual incentive awards under the Company’s Annual Incentive Program, effective for awards in 2016 in respect of 2015 and for subsequent years.

2016 Long-Term Incentive Program

Attached as Exhibit 10.2 and incorporated herein by reference is the Form of Terms and Conditions relating to awards to executive officers in 2016 under the Omnibus Incentive Plan of stock options, performance shares and performance units and book value units under the Company’s 2016 Long-Term Incentive Program.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K:

10.1	Annual Incentive Payment Criteria for Executive Officers effective for awards in 2016 in respect of 2015 and for subsequent years.

10.2	Form of Terms and Conditions relating to awards to executive officers in 2016 under the Omnibus Incentive Plan of stock options, performance shares and performance units and book value units under the 2016 Long-Term Incentive Program.

99.1	News release of Prudential Financial, Inc., dated February 9, 2016, announcing the election of three new directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2016

PRUDENTIAL FINANCIAL, INC.
By:	/s/ Andrew Hughes

Name: Andrew Hughes
Title: Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Annual Incentive Payment Criteria for Executive Officers effective for awards in 2016 in respect of 2015 and for subsequent years.

10.2	Form of Terms and Conditions relating to awards to executive officers in 2016 under the Omnibus Incentive Plan of stock options, performance shares and performance units and book value units under the 2016 Long-Term Incentive Program.

99.1	News release of Prudential Financial, Inc., dated February 9, 2016, announcing the election of three new directors.